UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12

                             MMA PRAXIS MUTUAL FUNDS
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

                             MMA PRAXIS MUTUAL FUNDS
                             303 BROADWAY, SUITE 900
                              CINCINNATI, OH 45202

Dear Valued Shareholder:

The proxy statement that accompanies this letter describes a proposal to elect members to the Board of Trustees (the "Board") for the MMA Praxis Mutual Funds (the "Trust"). Enclosed is a Notice, Proxy Statement and proxy card for a Special Meeting of Shareholders (the "Special Meeting") of the Trust. The Special Meeting is scheduled for November 16, 2007. If you are a shareholder of record of the Trust as of the close of business on September 10, 2007, you are entitled to vote at the Special Meeting and any adjournment of the Special Meeting.

The Board has set the number of Trustees at eight, and there currently are seven Trustees, leaving one vacancy. Of the seven current Trustees, five have been elected by shareholders (they were elected in 2003, when a proposal to elect Trustees was last presented to shareholders). While a mutual fund's board generally may appoint trustees to fill vacancies, shareholder approval is required if an appointment would result in fewer than two-thirds of the trustees having been elected by shareholders.

The Board has nominated an eighth Trustee to fill the current vacancy. The Board has also approved a proposal (the "Proposal") asking shareholders to elect this nominee to fill the current vacancy and to elect all of the existing Trustees to continue to serve as Trustees (the "Board Nominees").

Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed one or more proxy cards that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Special Meeting.

Thank you for your attention and consideration of this important proposal and for your investment in the Funds. If you need additional information, please call shareholder services at 1-800-977-2947.

Sincerely,



John L. Liechty
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                       MMA PRAXIS INTERMEDIATE INCOME FUND
                           MMA PRAXIS CORE STOCK FUND
                          MMA PRAXIS INTERNATIONAL FUND
                           MMA PRAXIS VALUE INDEX FUND
                          MMA PRAXIS GROWTH INDEX FUND
                            MMA PRAXIS SMALL CAP FUND

                                EACH, A SERIES OF

                             MMA PRAXIS MUTUAL FUNDS
                             303 BROADWAY, SUITE 900
                              CINCINNATI, OH 45202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 16, 2007.

NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders (the "Special Meeting") of the above-referenced funds (each, a "Fund" and collectively, the "Funds"), each of which is a series of the MMA Praxis Mutual Funds (the "Trust"), will be held at 303 Broadway, Suite 900, Cincinnati, OH 45202, on November 16, 2007 at 10:00 a.m. (Eastern time).

At the Special Meeting, shareholders will be asked to:

      Elect 8 Trustees to the Board of the MMA Praxis Mutual Funds: Bruce C. Harder, Karen Klassen Harder, R. Clair Sauder, Donald E. Showalter, Howard
      L. Brenneman, Larry D. Miller, Don E. Weaver, and Candace L. Smith.

All shareholders are invited to attend the Special Meeting. However, if you are unable to attend the Special Meeting, you are requested to mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Special Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Special Meeting.

Shareholders of record at the close of business on September 10, 2007 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

                                By Order of the Board of Trustees

                                /s/ Jay S. Fitton

                                Jay S. Fitton
                                Secretary
                                September ___, 2007

                       MMA PRAXIS INTERMEDIATE INCOME FUND
                           MMA PRAXIS CORE STOCK FUND
                          MMA PRAXIS INTERNATIONAL FUND
                           MMA PRAXIS VALUE INDEX FUND
                          MMA PRAXIS GROWTH INDEX FUND
                            MMA PRAXIS SMALL CAP FUND



                                EACH, A SERIES OF

                             MMA PRAXIS MUTUAL FUNDS
                             303 BROADWAY, SUITE 900
                              CINCINNATI, OH 45202

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 16, 2007

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of the MMA Praxis Mutual Funds (the "Trust") for use at a Special Meeting of Shareholders of the above-referenced funds (each, a "Fund" and collectively, the "Funds"), each of which is a series of the Trust, to be held on November 16, 2007 at 10:00 a.m., (Eastern time) at 303 Broadway, Suite 900, Cincinnati, OH 45202, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the "Special Meeting"). This Proxy Statement is being mailed to shareholders on or about September 28, 2007. Shareholders of record of the Funds as of the close of business on September 10, 2007 (the "Record Date") are entitled to vote at the Special Meeting and will be asked to consider and act on the following proposal:

--------------------------------------------------------------------------------
             DESCRIPTION OF THE PROPOSAL:               FUND(S) SOLICITED:
--------------------------------------------------------------------------------
Elect 8 Trustees for the Board of the Trust                  All Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     PROPOSAL: ELECTION OF BOARD OF TRUSTEES

--------------------------------------------------------------------------------

It is proposed that the persons listed below (each, a "Board Nominee" and collectively, the "Board Nominees") be elected at the Special Meeting to serve as Trustees of the Trust. Seven of the eight Board Nominees currently serve on the Board of the Trust.

You are being asked to approve the election of the Board Nominees as Trustees of the Trust to satisfy certain requirements of Section 16 of the Investment Company Act of 1940, as amended (the "1940 Act"). Section 16(a) of the 1940 Act generally requires the trustees of an investment company be elected by shareholder vote. Section 16(a) provides however, that trustees may be appointed without the election by shareholders, if, immediately after such appointment, at least two-thirds of the trustees then holding office have been elected by shareholders. Currently, five Trustees have been elected by shareholders. If all of the Board Nominees were to serve on the Board, five of eight (which is less than two-thirds) will have been elected by shareholders. Accordingly, the Board has determined that it would be in the best interests of the Trust to call a special meeting at this time and recommend the election by shareholders of each Board Nominee.

The Board Nominees are Bruce C. Harder, Karen Klassen Harder, R. Clair Sauder, Donald E. Showalter, Howard L. Brenneman, Larry D. Miller, Don E. Weaver, and Candace L. Smith. Mr. Brenneman and Mr. Miller are considered "interested persons" of the Trust, as that term is defined in the 1940 Act, because Mr. Brenneman served as the President and CEO of Mennonite Mutual Aid, Inc. from December 1991 to 2005 and Mr. Miller currently serves as President and CEO of Mennonite Mutual Aid, Inc. Mennonite Mutual Aid, Inc. is deemed to be an affiliate of the Trust by virtue of its ownership of the Trust's Adviser, Menno Insurance Service Inc., d/b/a MMA Capital Management. With the exception of Mr. Brenneman and Mr. Miller, each of the other Board Nominees will be considered an "Independent Trustee" of the Trust. With the exception of Ms. Smith, all of the Board Nominees currently are Trustees of the Trust. At duly convened meetings on May 21, 2007, the Board's Nominating Committee selected and nominated Ms. Smith to serve as an Independent Trustee and the full Board unanimously approved the nomination. Together, the Board Nominees will comprise the entire Board of the Trust. All Board Nominees shall be elected immediately upon shareholder approval. Because the Trust does not hold regular annual shareholder meetings, the entire Board will serve until their successors have been duly elected or appointed, as applicable, or until their earlier resignation or removal. The names and ages of the Board Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. Each of the Board Nominees has agreed to serve if elected at the Special Meeting.

It is the intention of the persons designated as proxies, unless otherwise directed therein, to vote at the Special Meeting for the election of the Board Nominees named above. If any Board Nominee is unable or unavailable to serve, the persons named as proxies will vote for such other person(s) as the Board may recommend.

The Board has overall responsibility to manage and control the business affairs of the Trust, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Trust's business. The Trustees serve on the Board for terms of indefinite duration. A Trustee's position in that capacity will terminate if he or she is removed, resigns or is subject to various disabling events such as death or incapacity. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, subject to the provisions of the 1940 Act. A Trustee may be removed by the vote or written consent of shareholders holding not less than two-thirds of the Trust's outstanding shares. During the 2006 fiscal year, the Board met five times.

INFORMATION ABOUT THE BOARD NOMINEES. Listed below, for each Board Nominee, are their names and ages, as well as their proposed positions with the Trust, their principal occupations during the past five years, the number of portfolios in the Trust Complex that, if elected, they will oversee and any other directorships held by the Board Nominees.

BOARD NOMINEES FOR INDEPENDENT TRUSTEES:
----------------------------------------

                                                                                                      NUMBER OF
                                       POSITION WITH THE                                            PORTFOLIOS IN
                                        COMPANY, TERM OF                                                 FUND            OTHER
                                             OFFICE                                                    COMPLEX       DIRECTORSHIPS
                                           AND LENGTH            PRINCIPAL OCCUPATION DURING         OVERSEEN BY        HELD BY
NAME, AGE AND ADDRESS                    OF TIME SERVED              THE PAST FIVE YEARS               TRUSTEE*         TRUSTEE
---------------------                    --------------              -------------------               --------         -------
Bruce C. Harder                          Trustee since      Retired; Executive Director for               6               N/A
  Age:  66                                  2/11/00         Finance and Administration, Tri-Met,
  c/o MMA Capital Management                                the Tri-County Metropolitan
1110 North Main Street                                      Transportation District of Oregon,
Goshen, IN 46528                                            public transportation system for
                                                            Portland, Oregon (1986 - 2003);
                                                            Chairman of the Board, Mennonite
                                                            Mutual Aid, Goshen Indiana (1997 -
                                                            2003)

Karen Klassen Harder, Ph.D.              Trustee since      Professor, Bluffton University                6               N/A
  Age:  51                                  12/2/93         (September 2001 - present)
  c/o MMA Capital Management
1110 North Main Street
Goshen, IN 46528

R. Clair Sauder                          Trustee since      Partner, Encore Enterprises, LLC,             6         Mennonite
  Age:  64                                  6/30/02         retail home furnishings (2001 -                         Economic
  c/o MMA Capital Management                                present); Partner, C&D Enterprises                      Development
1110 North Main Street                                      Unlimited, commercial real estate                       Associates;
Goshen, IN 46528                                            (1982 - present)                                        National Penn
                                                                                                                    Investors Trust
                                                                                                                    Company;
                                                                                                                    MicroVest
                                                                                                                    Capital General
                                                                                                                    Partners, LLC;
                                                                                                                    Hometown
                                                                                                                    Heritage Bank

Donald E. Showalter, Esq.                Trustee since      Senior Partner, the law firm of               6               N/A
  Age:  66                                  12/2/93         Wharton, Aldhizer, & Weaver (June
  c/o MMA Capital Management                                1965 - present); Director, Rockingham
1110 North Main Street                                      Heritage Bank (April 1998 - present)
Goshen, IN 46528

Candace L. Smith                              N/A           CFO, MicroVest Capital Management LLC         6               N/A
  Age:  49                                                  (July 2005 - present); Investment
  c/o MMA Capital Management                                Committee Member, CleanTech Fund LP
1110 North Main Street                                      (2004 - present); COO, Environmental
Goshen, IN 46528                                            Enterprises Assistance Fund (1999 -
                                                            2003)

Don E. Weaver                            Trustee since      CFO, Hesston College (2006 -                  6               N/A
  Age:  44                                  5/21/07         present); CIO, Koch Industries and
  c/o MMA Capital Management                                Flint Hills Resources (1987 - 2006)
1110 North Main Street
Goshen, IN 46528

BOARD NOMINEES FOR INTERESTED TRUSTEES:
---------------------------------------

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                     POSITION WITH THE                                                FUND             OTHER
                                     COMPANY, TERM OF                                               COMPLEX        DIRECTORSHIPS
                                     OFFICE AND LENGTH         PRINCIPAL OCCUPATION DURING        OVERSEEN BY         HELD BY
      NAME, AGE AND ADDRESS           OF TIME SERVED               THE PAST FIVE YEARS             DIRECTOR*         DIRECTOR
      ---------------------           --------------               -------------------             ---------         --------
Howard L. Brenneman**              Chairman and Trustee   Self-Employed Consultant, Consult            6                N/A
  Age:  67                             since 12/2/93      Inc. (August 2005 - Present);
  c/o MMA Capital Management                              President and CEO, Mennonite Mutual
1110 North Main Street                                    Aid (December 1991 - 2005)
Goshen, IN 46528

Larry D. Miller**                      Trustee since      President and CEO of Mennonite               6         Chair of Board
  Age: 57                                02/19/07         Mutual Aid, Inc. (January 2007 -                       of Directors of
  c/o MMA Capital Management                              Present); President and CEO of                         MMA Trust Company
1110 North Main Street                                    Mennonite Financial Federal Credit
Goshen, IN 46528                                          Union (September 1990 - December
                                                          2006)

*The number of portfolios is based on each of the Funds of the MMA Praxis Mutual Fund complex that the Board Nominee currently oversees, in addition to each of the Funds that the Nominee would oversee if elected.

**Mr. Brenneman, as the former President and CEO of Mennonite Mutual Aid, Inc., and Mr. Miller, as current President and CEO of Mennonite Mutual Aid, Inc., an affiliate of the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 act.

OFFICERS WHO ARE NOT TRUSTEES

                                     POSITION WITH THE COMPANY,
                                     TERM OF OFFICE AND                PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS                LENGTH OF TIME SERVED             DURING THE PAST FIVE YEARS
---------------------                ---------------------             --------------------------
John L. Liechty                      President since 8/19/97           Executive Management, Mennonite Mutual Aid (1976 -
  Age:  52                                                             present)
  PO Box 483
  Goshen, IN 46527

Steven T. McCabe                     Treasurer since 9/25/05           Vice President - Fund Accounting and Financial Reporting,
  Age 42:                                                              - JPMorgan Chase Bank, N.A. (June 2004 - present); Vice
  303 Broadway, Suite 900                                              President and Director of Mutual Fund Accounting, Fifth
  Cincinnati, OH 45202                                                 Third Bank  (1997-2004)

Marlo J. Kauffman                    Vice President since 12/2/93      Financial Services Operation Manager, Mennonite Mutual
  Age:  50                                                             Aid (1981 - present); President, MMA Securities, Inc.
  P.O. Box 483                                                         (2004 - present); OSJ Principal, ProEquities, Inc., a
 Goshen, IN 46527                                                      broker-dealer  (1994 - present); Assistant Secretary, MMA
                                                                       Trust Co.(1990 - present)

Brian E. Hirsch                      Chief Compliance Officer since    Vice President-Compliance - IFS Financial Services,
   Age:  50                          9/25/05                           Inc.(2003-Present), Director of Compliance - Fort
  303 Broadway, Suite 1100                                             Washington Brokerage Services, Inc.(2003-Present); Chief
  Cincinnati, OH 45202                                                 Compliance Officer - Puglisi & Co. (2000 - 2002)

Jay S. Fitton                        Secretary since 8/21/06           Assistant Vice President and Senior Counsel of JPMorgan
  Age:  37                                                             Chase Bank, N.A. (2000 - present)
  303 Broadway, Suite 900
  Cincinnati, OH 45202

FUND SHARES OWNED BY BOARD NOMINEES. As of the date of this Proxy Statement, seven of the Board Nominees serve on the Board and are beneficial owners of shares of the Funds. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "Exchange Act"). For the fiscal year ended December 31, 2006, the dollar range of equity securities owned by each Trustee in the Funds and the Fund Complex was as follows:

                                DOLLAR RANGE OF
                               EQUITY SECURITIES   DOLLAR RANGE OF     DOLLAR RANGE OF    DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE
                                      IN          EQUITY SECURITIES   EQUITY SECURITIES  EQUITY SECURITIES   OF EQUITY SECURITIES IN
                                  MMA PRAXIS              IN                 IN                 IN             ALL FUNDS OVERSEEN
                                 INTERMEDIATE      MMA PRAXIS CORE       MMA PRAXIS      MMA PRAXIS VALUE       BY TRUSTEE IN MMA
              NAME                INCOME FUND         STOCK FUND     INTERNATIONAL FUND     INDEX FUND         PRAXIS FUND FAMILY*
              ----                -----------         ----------     ------------------     ----------         -------------------
 Independent Trustees/Nominees

   Bruce C. Harder             $10,001 - $50,000  $10,001 - $50,000   $10,001 - $50,000  $10,001 - $50,000        Over $100,000

   Karen Klassen Harder, Ph.D        None         $10,001 - $50,000         None               None             $10,001 - $50,000

   R. Clair Sauder                   None                None         $10,001 - $50,000        None             $10,001 - $50,000

   Donald E. Showalter, Esq.         None                None           $1 - $10,000           None               $1 - $10,000

   Candace L. Smith                  None                None               None               None                   None

   Don E. Weaver                     None            $1 - $10,000           None            $1-$10,000            $1 - $10,000

 Interested Trustees

   Howard L. Brenneman         $10,001 - $50,000  $10,001 - $50,000   $10,001 - $50,000    $1 - $10,000           Over $100,000

   Larry D. Miller             $10,001 - $50,000  $10,001 - $50,000         None         $10,001 - $50,000        Over $100,000

*The Small Cap Fund and Growth Index Fund did not commence operations until May 1, 2007.

BOARD COMPENSATION. For the fiscal year ended December 31, 2006, the Trustees received the following compensation from the Funds:

                                                                 PENSION OR                                       TOTAL COMPENSATION
                                          AGGREGATE         RETIREMENT BENEFITS                                  FROM REGISTRANT AND
                                      COMPENSATION FROM       ACCRUED AS PART       ESTIMATED ANNUAL BENEFITS        FUND COMPLEX
           NAME OF TRUSTEE                THE FUNDS           OF FUND EXPENSES           UPON RETIREMENT           PAID TO TRUSTEES
           ---------------                ---------           ----------------           ---------------           ----------------
  Independent Trustees

  Bruce C. Harder                           $8,750                  None                      None                      $8,750

  Karen Klassen Harder, Ph.D                $8,750                  None                      None                      $8,750

  R. Clair Sauder                           $8,750                  None                      None                      $8,750

  Donald E. Showalter, Esq.                $10,250                  None                      None                     $10,250

  Interested Trustees

  Howard L.  Brenneman                      $8,750                  None                      None                      $8,750

  Larry D. Miller                            None                   None                      None                       None

         AUDIT COMMITTEE. The Board has an Audit Committee, which is comprised solely of those Trustees who are not considered "interested persons" of the Company, as that term is defined in Section 2 (a)(19) of the 1940 Act (the "Independent Trustees"). The Audit Committee, which met three times during 2006,
(i) recommends to the Board the selection of an independent registered public accounting firm; (ii) annually reviews the scope of the proposed audit; and
(iii) reviews the annual audit with the independent registered public accounting firm and reviews the annual financial statements of the Funds. The Board has adopted a written charter for its Audit Committee setting forth such Committee's responsibilities. Audit fees totaled $61,100 for the December 31, 2006 fiscal year.

NOMINATING COMMITTEE. The Board has a Nominating Committee, which is comprised solely of the Independent Trustees. The Nominating Committee recommends nominees for (i) Independent Trustees for consideration by the incumbent Independent Trustees of the Trust, and (ii) Interested Trustees for consideration by the full Board of the Trust. The Nominating Committee met on February 26, 2006, January 15, 2007 and May 20, 2007. The Board has adopted a written charter for its Nominating Committee setting forth such Committee's responsibilities, which is available on the Trust's website, www.mmapraxis.com.

The Nominating Committee's process for evaluating a candidate generally includes a review of the candidate's background and experience, a check of the candidate's references and other due diligence and, when appropriate, interviews with Nominating Committee members. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would be an Independent Trustee. The Nominating Committee has not established a set of absolute minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates who, in its judgment, will serve the best interests of the Trust's long-term shareholders and whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board.

The Committee will consider Independent Trustee candidates recommended by shareholders of the Trust. The names of shareholder candidates may be submitted to the Trust's Secretary or any member of the Committee in writing at the address of the Trust. Sufficient background information about the candidate also must be submitted to enable the Committee to assess the candidate's qualifications in light of the Committee's selection guidelines. Any shareholder or shareholder group submitting a candidate must beneficially own, either individually or in the aggregate, more than 5% of the Trust's securities that are eligible to vote at the time of submission of the candidate and at the time of the annual meeting where the candidate may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the submission. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held "short." The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition, the certification will provide that the shares have been held continuously for at least 2 years.

OTHER COMMITTEES.  The Board also has a Governance Committee.

COMMUNICATIONS WITH THE BOARD. Shareholders wishing to submit written communications to the Board should send their communications to Board of Trustees, MMA Praxis Mutual Funds, P.O. Box 483, Goshen, IN 46527. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" EACH OF THE PROPOSED TRUSTEES SET FORTH IN THE PROPOSAL.

--------------------------------------------------------------------------------

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

Ernst & Young LLP, with principal offices at 312 Walnut Street, Cincinnati, Ohio 45202, serves as the independent registered public accounting firm for the Funds.

Before an auditor is engaged by the Funds to render audit services, the Audit Committee is required to review and approve the engagement.

The Audit Committee is required to review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Funds employ their auditor to render "permissible non-audit services" to the Funds (a "permissible non-audit service" is defined as a non-audit service that is not prohibited by rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation). The Audit Committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an "adviser-affiliated service provider"), employ the Funds' auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Audit Committee shall consider whether the provision of such services is consistent with the auditor's independence. Pre-approval by the Audit Committee of non-audit services is not required so long as:

(1)(a) with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; and (b) with respect to the Adviser and any adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Audit Committee) paid to the auditor by the Funds, the Adviser and any adviser-affiliated service provider during the fiscal year in which the services are provided; (2) such services were not recognized by the Funds at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or its delegate(s) (as defined below).

The Audit Committee may delegate to one or more of its members ("delegates") authority to pre-approve the auditor's provision of audit services or permissible non-audit services to the Funds, or the provision of non- audit services to the Adviser or any adviser-affiliated service provider. Any pre-approval determination made by a delegate shall be presented to the full Audit Committee at its next meeting. The Audit Committee shall communicate any pre-approval made by it or a delegate to the fund administrator/fund accounting agent, who will ensure that the appropriate disclosure is made in the Funds' periodic reports and other documents as required under the federal securities laws.

AUDIT FEES. Audit fees totaled $61,100 for the December 31, 2006 fiscal year and $51,000 for the December 31, 2005 fiscal year, including fees associated with the annual audit and filings of the Funds' Form N-1A and Form N-SAR.

AUDIT-RELATED FEES. There were no audit-related fees for the December 31, 2006 or December 31, 2005 fiscal years..

TAX FEES. Tax fees totaled $8,600 for the December 31, 2006 fiscal year and $9,000 for the December 31, 2005 fiscal year and consisted of fees for tax compliance services during both years.

ALL OTHER FEES. There were no other fees for the December 31, 2006 or December 31, 2005 fiscal years.

AGGREGATE NON-AUDIT FEES TO THE TRUSTS. The aggregate non-audit fees for services to the Funds, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant were $8,600 for the fiscal year ended December 31, 2006 and $9,000 for the fiscal year ended December 31, 2005.

--------------------------------------------------------------------------------

                                OTHER INFORMATION

--------------------------------------------------------------------------------

GENERAL. As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee that is an interested person of the Trust is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with the Trust's investment adviser. Trustees that are not interested persons of the Trust are referred to in this proxy statement as "Independent Trustees."

The Trust is organized as a Delaware statutory trust and, as such, is not required to hold annual meetings of shareholders. The Board has called the Special Meeting in order to permit the shareholders to consider and vote on the Proposal. If you wish to participate in the Special Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Special Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust, 303 Broadway, Suite 900, Cincinnati, OH 45202 or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Special Meeting. Should shareholders require additional information regarding any of the proposals contained in the Proxy Statement, or replacement proxy cards, they may contact the Trust at 1-800-977-2947.

In addition to the solicitation of proxies by mail, the Board and officers of the Trust, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The expenses of the Special Meeting will be borne proportionately by each Fund of the Trust based on the assets of each Fund. The costs of the Special Meeting and the preparation and mailing of this Proxy Statement, as well as the costs associated with the solicitation of proxies, is anticipated to be $40,000.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card.

QUORUM AND ADJOURNMENTS. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. The holders of 40% of the shares entitled to vote on a matter shall constitute a quorum. When any one or more classes is to vote as a single class separate from any other shares, 40% of the shares of each class shall constitute a quorum.

Any meeting of Holders may be adjourned by a majority of the votes properly cast upon question of adjourning a meeting to another date and time whether or not a quorum is present.

VOTE REQUIRED TO APPROVE PROPOSAL. With respect to the Proposal, provided that a quorum is present, the affirmative vote of a plurality of the shares voted among all Funds is required to elect the Trustees.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Special Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Special Meeting. Abstentions and broker non-votes will have no effect with respect to the Proposal or any adjournment with respect to the Proposal, which is the election of Trustees and which requires approval by a plurality.

As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters (including the approval of new investment management agreements), although such broker may be authorized to vote such shares on routine matters for which it has discretionary authority or has received instructions from the beneficial owner. Broker-dealers generally will have discretionary authority to vote on the Proposal. The absence of such authority or instructions would result in a "broker non-vote" for the Proposal.

INVESTMENT ADVISER. Investment advisory services are provided to the Funds by Menno Insurance Service, Inc., d/b/a MMA Capital Management (the "Adviser").

ADMINISTRATOR. The Trust has retained JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202, to act as its Administrator.

DISTRIBUTOR. IFS Fund Distributors, Inc. (the "Distributor"), 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, is the Trust's principal underwriter and, as such, is the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell the Funds' shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

RECORD OWNERSHIP AND BENEFICIAL OWNERSHIP INFORMATION. The chart below depicts the number of outstanding shares for each Fund as of the Record Date:

---------------------------------------------------------------------------------------------------
 NAME OF FUND                                           NUMBER OF OUTSTANDING SHARES
---------------------------------------------------------------------------------------------------
 MMA Praxis Intermediate Income Fund - Class A
---------------------------------------------------------------------------------------------------
 MMA Praxis Intermediate Income Fund - Class B
---------------------------------------------------------------------------------------------------
 MMA Praxis Intermediate Income Fund - Class I
---------------------------------------------------------------------------------------------------
 MMA Praxis Core Stock Fund - Class A
---------------------------------------------------------------------------------------------------
 MMA Praxis Core Stock Fund - Class B
---------------------------------------------------------------------------------------------------
 MMA Praxis Core Stock Fund - Class I
---------------------------------------------------------------------------------------------------
 MMA Praxis International Fund - Class A
---------------------------------------------------------------------------------------------------
 MMA Praxis International Fund - Class B
---------------------------------------------------------------------------------------------------
 MMA Praxis International Fund - Class I
---------------------------------------------------------------------------------------------------
 MMA Praxis Value Index Fund - Class A
---------------------------------------------------------------------------------------------------
 MMA Praxis Value Index Fund - Class B
---------------------------------------------------------------------------------------------------
 MMA Praxis Value Index Fund - Class I
---------------------------------------------------------------------------------------------------
 MMA Praxis Growth Index Fund - Class A
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 NAME OF FUND                                            NUMBER OF OUTSTANDING SHARES
---------------------------------------------------------------------------------------------------
 MMA Praxis Growth Index Fund - Class B
---------------------------------------------------------------------------------------------------
 MMA Praxis Growth Index Fund - Class I
---------------------------------------------------------------------------------------------------
 MMA Praxis Small Cap Fund - Class A
---------------------------------------------------------------------------------------------------
 MMA Praxis Small Cap Fund - Class B
---------------------------------------------------------------------------------------------------
 MMA Praxis Small Cap Fund - Class I
---------------------------------------------------------------------------------------------------

 To the best of the Trust's knowledge, as of the Record Date, no persons or entities owned beneficially or of record 5% or more of any Fund's outstanding shares, except:

--------------------------------------------------------------------------------------------------------------------------------
                                                      NAME AND ADDRESS OF           AMOUNT OF BENEFICIAL          PERCENT OF
              NAME OF FUND                             BENEFICIAL OWNER                   OWNERSHIP               FUND OWNED
--------------------------------------------------------------------------------------------------------------------------------
Intermediate Income Fund - Class A        Charles Schwab & Co., Inc.                                            %
                                          101 Montgomery Street
                                          San Francisco, CA 94104
--------------------------------------------------------------------------------------------------------------------------------
Intermediate Income Fund - Class I        The Mennonite Foundation                                              %
                                          P.O. Box 483
                                          Goshen, IN 46527
--------------------------------------------------------------------------------------------------------------------------------
                                          Mennonite Retirement Trust                                            %
                                          P.O. Box 483
                                          Goshen, IN 46527
--------------------------------------------------------------------------------------------------------------------------------
                                          NFS LLC FBO Mennonite Foundation                                      %
                                          P.O. Box 483
                                          Goshen, IN 46527
--------------------------------------------------------------------------------------------------------------------------------
                                          NFS FBO MMA Trust Co.                                                 %
                                          P.O. Box 483
                                          Goshen, IN 46527
--------------------------------------------------------------------------------------------------------------------------------
Core Stock Fund - Class A                 Charles Schwab & Co., Inc.                                            %
                                          101 Montgomery Street
                                          San Francisco, CA 94104
--------------------------------------------------------------------------------------------------------------------------------
Core Stock Fund - Class I                 The Mennonite Foundation                                              %
                                          P.O. Box 483
                                          Goshen, IN 46527
--------------------------------------------------------------------------------------------------------------------------------
                                          Mennonite Retirement Trust                                            %
                                          P.O. Box 483
                                          Goshen, IN 46527
--------------------------------------------------------------------------------------------------------------------------------
                                          NFS LLC FBO Mennonite Foundation                                      %
                                          P.O. Box 483
                                          Goshen, IN 46527
--------------------------------------------------------------------------------------------------------------------------------
                                          NFS FBO MMA Trust Co.                                                 %
                                          P.O. Box 483
                                          Goshen, IN 46527
--------------------------------------------------------------------------------------------------------------------------------
International Fund - Class A              Charles Schwab & Co., Inc.                                            %
                                          101 Montgomery Street
                                          San Francisco, CA 94104
--------------------------------------------------------------------------------------------------------------------------------
International Fund - Class I              The Mennonite Foundation                                              %
                                          P.O. Box 483
                                          Goshen, IN 46527
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                          Mennonite Retirement Trust                                            %
                                          P.O. Box 483
                                          Goshen, IN 46527
--------------------------------------------------------------------------------------------------------------------------------
                                          NFS LLC FBO Mennonite Foundation                                      %
                                          P.O. Box 483
                                          Goshen, IN 46527
--------------------------------------------------------------------------------------------------------------------------------
                                          NFS FBO MMA Trust Co.                                                 %
                                          P.O. Box 483
                                          Goshen, IN 46527
--------------------------------------------------------------------------------------------------------------------------------
Value Index Fund - Class A                                                                                      %
--------------------------------------------------------------------------------------------------------------------------------
Value Index Fund - Class I                Mennonite Retirement Trust                                            %
                                          P.O. Box 483
                                          Goshen, IN 46527
--------------------------------------------------------------------------------------------------------------------------------
                                          NFS LLC FBO Mennonite Foundation                                      %
                                          P.O. Box 483
                                          Goshen, IN 46527
--------------------------------------------------------------------------------------------------------------------------------
                                          NFS FBO MMA Trust Co.                                                 %
                                          P.O. Box 483
                                          Goshen, IN 46527
--------------------------------------------------------------------------------------------------------------------------------
Growth Index Fund - Class A                                                                                     %
--------------------------------------------------------------------------------------------------------------------------------
Growth Index Fund - Class I                                                                                     %
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund - Class A                                                                                        %
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund - Class I                                                                                        %
--------------------------------------------------------------------------------------------------------------------------------

To the best of the Trust's knowledge, as of the Record Date, no Trustee or officer of the Trust owned beneficially more than 1% of a Fund's outstanding shares.

SHAREHOLDERS SHARING THE SAME ADDRESS. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please note that each Shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-977-2947 or forward a written request to the Trust, 303 Broadway, Suite 900, Cincinnati, OH 45202 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

OTHER BUSINESS. The Board does not intend to present any other business at the Special Meeting. If any other matter may properly come before the Special Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time on such matters. No annual or other special meeting is currently scheduled for the Trust. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Special Meeting because inclusion and presentation are subject to compliance with certain federal regulations.

SHAREHOLDER PROPOSALS. The Trust is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a future meeting should send their written proposals to the Secretary of the Trust, 303 Broadway, Suite 900, Cincinnati, OH 45202. Shareholder proposals must be received by the Trust within a reasonable time before any such meeting in order for the proposals to be considered. The timely submission of a proposal does not guarantee its inclusion.

COMMUNICATIONS WITH THE BOARD. Shareholders wishing to submit written communications to the Board should send their communications to MMA Praxis Mutual Funds, P.O. Box 483, Goshen, IN 46527. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

ANNUAL REPORT TO SHAREHOLDERS. The Annual Report of the Trust for the fiscal year ended December 31, 2006 is available on request. The Annual Report may be obtained by written request to the Trust at the address listed above, or by telephoning 1-800-977-2947.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD(S) IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.